================================================================================


                                                                   Exhibit 10.04


                                 1990 AMENDMENT


                                     TO THE


                             COAL SUPPLY AGREEMENT

                                    BETWEEN

                           THUNDER BASIN COAL COMPANY

                                      AND

                       OKLAHOMA GAS AND ELECTRIC COMPANY

                                 1990 AMENDMENT
                                     TO THE
                             COAL SUPPLY AGREEMENT


This 1990 Amendment is effective June 27, 1990 between Thunder Basin Coal Company ("Seller") and Oklahoma Gas & Electric Company ("Buyer").

Seller and Buyer are parties to a Coal Supply Agreement dated March 1, 1973, as previously amended, (the "Agreement"). The purpose of this 1990 Amendment is to further amend the Agreement as follows:


1. Section 1, "Purchase and Sale", is amended in its entirety to read as follows:

         "SECTION 1 - Purchase and Sale

         (a)     Historical Coal Quantity

                 During the period January 1, 1977 through June 27, 1990 (the "Historical Period"), Seller sold to Buyer and Buyer purchased from Seller 59,426,010 tons of coal (the "Historical Coal Quantity"). Regardless of the quantity of coal Seller was obligated to sell and Buyer was obligated to purchase under the Agreement during the Historical Period, Seller and Buyer agree to accept the Historical Coal Quantity in full satisfaction of the quantity obligations of both Buyer and Seller under the Agreement during the Historical Period.

         (b)     Annual Quantities

                 Each year during the fourteen year period 1990 through 2003, Seller shall sell and Buyer shall purchase as applicable (1) the annual quantity of coal listed below ("Annual Base Quantity") or (2) the Annual Base Quantity as may be increased by Buyer under Subsection 2(b), or (3) the annual quantities Seller elects to supply under Subsection 9(i)(2)(d)(2). If the Agreement is extended under Subsection 2(c), then Seller shall sell and Buyer shall purchase the annual quantity of coal determined under Subsection 2(c).

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                               Page 2
================================================================================


                 Period           Annual Base Quantity
                 ------           --------------------
                 1990
                 1991-1998        100.32 trillion Btus
                 1999-2003         50.16 trillion Btus

 The Annual Base Quantity for 1990 shall be the quantity of coal that equals the first 2,850,000 tons of coal purchased by Buyer during 1990 plus 50.16 trillion Btus of coal.

         (c)     Requirements Coal

                 Between June 26, 1990 and January 1, 1991 and for each calendar year during the period January 1, 1991 through December 31, 1993, Seller shall sell and Buyer shall purchase from Seller all of the coal Buyer requires for use in Units 1 and 2 at Buyer's Sooner Generating Station and Units 4, 5 and 6 at Buyer's Muskogee Generating Station up to an additional annual quantity of 31.68 trillion Btus of coal ("Requirements Coal") in excess of (1) the Annual Base Quantity plus (2) any coal which Buyer is then or is required by Oklahoma State law, regulation, or judicial or administrative order to purchase, including coal supply contracts in effect as of January 1, 1990 for coal purchased pursuant to any such law, regulation or order. Buyer represents that its commitment to purchase coal under the existing coal supply contracts with Oklahoma coal producers is 645,487 tons for the period July 1, 1990 through the expiration of the term of the last of the coal supply contracts, December 31, 1991.

                 Any coal delivered under the October 19, 1990 Letter Agreement between Buyer and Seller shall be deemed Requirements Coal upon execution of this 1990 Amendment and the October 19, 1990 Letter Agreement shall thereafter be void and of no effect, and neither party shall have any further obligation to the other except for any then outstanding obligation to pay for any such coal delivered under the October 19, 1990 Letter Agreement. Promptly after execution of this 1990 Amendment the price of all Requirements Coal delivered prior to the execution of the 1990 Agreement shall be retroactively adjusted to the price of Requirements Coal under this Agreement.

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                               Page 3
================================================================================


         (d)     Matching Coal Quantities and Price

                 (1) During the period January 1, 1994 through December 31, 1998 and the period January 1, 1999 through December 31, 2003 Seller shall have the right but not the obligation to supply, and Buyer shall purchase, the Subsection 1(d)(2) and 1 (d)(3) quantities of Matching Coal, defined below.

                          (A)     For the purposes of this Agreement, the
following definitions shall apply:

                                  (i)      "Matching Coal" shall be that
quantity of Suitable Coal, in excess of the Annual Base Quantity, which is required to be purchased by Buyer pursuant to the procedures set forth in this Subsection 1(d). Buyer shall purchase Matching Coal from Seller pursuant to Seller's option to supply Matching Coal. In addition, Matching Coal may be purchased from the producer of Suitable Coal, who made the bid that yielded the corresponding Matching Coal Price under Subsection 1(d)(4), if Seller elects not to supply the corresponding quantity of Matching Coal to Buyer.

                                  (ii)     "Suitable Coal" shall mean
subbituminous coal from any mine(s) located in Campbell County or Converse County, Wyoming which is producing coal at the time Buyer requests bids for Matching Coal under Subsection 1(d)(4) or requests bids for Suitable Coal under Subsection 9(i)(2)(a), as the case may be, and which is not Unacceptable Coal for any of the quality characteristics shown in Exhibit L.

                                  (iii)    "Third Party Coal" shall be coal
which Buyer purchases from any producer of coal other than Seller under Subsection 1(e), during the period January 1, 1994 through December 31, 1998, which is not purchased pursuant to the procedure for the purchase of Matching Coal set forth in Subsection 1(d).

                 (2) During each calendar year of the period January 1, 1994 through December 31, 1998 Seller shall have the right, but not the obligation, to supply and Buyer shall purchase a quantity of Matching Coal, which Buyer requires for use in the Units (defined below) in excess of the Annual Base Quantity up to a maximum annual additional quantity of 31.68 trillion Btus of coal, except as such quantity of Matching Coal may be reduced pursuant to Subsection 1(e) "Third Party Coal." The terms "Unit" or "Units" in this Agreement shall mean as applicable: Units 1 and 2 at Buyer's Sooner Station (also known as Additional Unit 1 and Additional Unit 2 or Additional Units) and Units 4, 5, and 6 at Buyer's Muskogee Station. If Seller chooses not to supply a quantity of Matching Coal at the corresponding Matching Coal Price, then Seller's right to supply up to 31.68 trillion Btus of Matching Coal in the calendar year during which delivery is

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                               Page 4
================================================================================


intended by Buyer to be made (as such intent is stated in Buyer's notice to Seller under Subsection 1(d)(4) below) shall be reduced for that calendar year only by the quantity of Matching Coal Seller elected not to supply in said calendar year unless Buyer fails to purchase all or part of such quantity of Matching Coal at the corresponding Matching Coal Price in which event Seller shall again have the right to supply such unpurchased quantity of Matching Coal under the procedures of this Subsection 1(d).

                 (3) If Buyer purchases any Third Party Coal under Subsection 1(e), then during the period January 1, 1999 through December 31, 2003, Seller shall have the right, but not the obligation, to supply and Buyer shall purchase a quantity of Matching Coal that equals the quantity, expressed in Btus, of Third Party Coal Buyer purchased. Each time during the period January 1, 1999 through December 31, 2003 Buyer requires Suitable Coal in excess of the Annual Base Quantity, the procedures of Subsection 1(d)(4) shall be followed until Buyer has provided Seller with the right to supply the quantity of Matching Coal equal to the Third Party Coal Buyer purchased under Subsection 1(e).

                 (4) Each time Buyer requires Matching Coal, it shall notify Seller in writing of the quantity of such Matching Coal in Btus and the calendar year during which delivery is intended by Buyer. Buyer shall also notify Seller in writing of the Matching Coal Price(s), defined below, for the corresponding quantity of Matching Coal after Buyer establishes the Matching Coal Price(s). Buyer shall begin the process of establishing the Matching Coal Price(s) by requesting bids from producers of Suitable Coal ("Matching Coal Bids"). Buyer may establish more than one Matching Coal Price from the Matching Coal Bids and each Matching Coal Price shall correspond to the quantity of coal offered in the applicable Matching Coal Bid. In the case of a range of quantities offered in a Matching Coal Bid by the producer, Buyer shall choose the quantity of Suitable Coal at the applicable price in the Matching Coal Bid it intends to purchase from the producer submitting that Matching Coal Bid as the basis for determining a corresponding Matching Coal Price. Seller may match any one or more of the Matching Coal Prices and supply each corresponding quantity of Matching Coal. Each time Buyer requests Matching Coal Bids, Buyer shall provide a copy of the request for Matching Coal Bids to Seller. The request for Matching Coal Bids shall require each Matching Coal Bid to (1) be for a term of supply of Suitable Coal for twelve months or less,
(2) provide for a fixed per ton price (except for quality adjustments) for the corresponding quantity of Suitable Coal to be supplied and a Btu content for the Suitable Coal specified by the producer, FOB loaded in Buyer's railcars at the applicable producer's mine ("Matching Coal Bid Price"), (3) provide the same quality data as listed in Subsection 9(i)(2)(a)B and agree to the same sulfur dioxide restriction listed in Subsection 9(i)(2)(a)C, (4) be returned to

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                               Page 5
================================================================================


Buyer no later than the due date of the Matching Coal Bids specified by Buyer, and (5) provide for a delivery period substantially the same as intended by Buyer as stated in the request for Matching Coal Bids. Buyer shall not divulge the standards for Low Quality Suitable Coal in the requests for Matching Coal Bids. All Matching Coal Bids from producers of Suitable Coal meeting the above requirements shall be considered "Acceptable Matching Coal Bids." Buyer shall determine whether the Suitable Coal in a Matching Coal Bid is Low Quality Suitable Coal or Unacceptable Coal by following the same procedure contained in Exhibit N. Seller shall submit to Buyer the same quality data listed in Subsection 9(i)(2)(a)B by the applicable due date of the Matching Coal Bids to permit the determination of the lower heating value of Black Thunder Coal for use in determining the Matching Coal Price for any Acceptable Matching Coal Bid. Seller may also submit a Matching Coal Bid to Buyer. Buyer shall not redesignate Matching Coal as Third Party Coal after Buyer requests Matching Coal Bids.

         The Matching Coal Bid Price in an Acceptable Matching Coal Bid shall be adjusted by Buyer to yield the "Matching Coal Price" following the calculation procedures provided in Exhibit N. The values for RCsc and RCbt in Exhibit N shall be equal to the following values:

         RCsc    =        The weighted average per ton rail rate for
                          transporting Suitable Coal from the applicable
                          producer's mine to the Units in effect on the
                          applicable due date of the Matching Coal Bids, plus
                          the per ton railcar ownership cost (based on Buyer's
                          best professional estimate of the cost during the
                          period of time for which the Matching Coal Price will
                          apply) of one (1) 112 car train set if the as
                          received heating value of the Suitable Coal is less
                          than 8000 Btu/lb per ton .
         RCbt    =        The weighted average per ton rail rate for
                          transporting Black Thunder Coal from Seller's Mine to the Units in effect on the applicable due date of the Matching Coal Bids.

         3RCsc and RCbt shall be calculated by weighting the rail rates to the Muskogee and Sooner Stations, excluding any one-time lump sum charges or credits, by a 60%/40% proportion, respectively.

         Upon receipt of the Matching Coal Price(s) and the corresponding Matching Coal quantities from Buyer, Seller shall notify Buyer within seven (7) days of receipt of the Matching Coal Price(s) whether Seller chooses to supply any one or more of the quantities of Matching Coal at the corresponding Matching Coal Price(s) or request Buyer to submit a copy of any one or more of the Acceptable Matching Coal Bid(s) and

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                               Page 6
================================================================================


calculations Buyer used for the determination of the Matching Coal Price(s) to the most recent Independent Party selected under Subsection 9(i)(3) to perform the scope of work in Exhibit N (the "Verification").

         If Seller has requested Verification of the Matching Coal Price(s), then Buyer and Seller shall by a joint contract with the Independent Party substantially similar to Exhibit P, which includes the scope of work in Exhibit N, cause the Independent Party to (1) complete the Verification within 20 days,
(2) provide Buyer and Seller with the results of the Verification including any reasons why the Independent Party was unable to verify any Matching Coal Price, if it was unable to verify, and (3) provide it's own determination of any Matching Coal Price the Independent Party was unable to verify to Seller and Buyer. Buyer will notify Seller when the supporting documents in Section 2 of Exhibit N have been submitted to the Independent Party and of the values of RCsc and RCbt provided to the Independent Party. If the Independent Party provides its own determination of any Matching Coal Price and both Seller and Buyer do not agree with such determination, then Seller and Buyer shall then meet and endeavor in good faith to agree upon a Matching Coal Price for the corresponding quantity of Matching Coal with due regard to such determination by the Independent Party. If both Seller and Buyer do not agree upon a Matching Coal Price within seven (7) days after receipt of such Independent Party's determination of the applicable Matching Coal Price, then Buyer within four (4) days after the end of such seven (7) day period shall notify Seller either that the Matching Coal Price for the applicable quantity of Matching Coal shall be the Matching Coal Price determined by the Independent Party for that Acceptable Matching Coal Bid and the corresponding quantity of Matching Coal or that Buyer has rejected that Acceptable Matching Coal Bid. If Buyer notifies Seller that the Matching Coal Price for a quantity of Matching Coal shall be the Matching Coal Price determined by the Independent Party then Seller shall notify Buyer within four (4) days after receipt of such notice whether Seller chooses to supply the corresponding quantity of Matching Coal at that Matching Coal Price. If Buyer and Seller agree upon a Matching Coal Price during the seven (7) day period above, or if the Independent Party verified Buyer's determination of the Matching Coal Price or both Seller and Buyer agree with the Independent Party's determination of the Matching Coal Price then Seller shall notify Buyer within four (4) days after Seller's and Buyer's agreement or within four (4) days after receipt by Seller of the results of the Verification, as the case may be, whether Seller chooses to supply any of the corresponding quantities of Matching Coal at the applicable Matching Coal Price(s).

         Buyer and Seller acknowledge and agree that the Matching Coal Price(s), once so determined shall be fixed for the corresponding Matching Coal quantity except for adjustments under Section 6 and Section 10.

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                               Page 7
================================================================================


Matching Coal supplied by Seller shall be delivered under the terms of this Agreement. Buyer shall be free to purchase from others any quantity of Matching Coal Seller declines to supply without such quantity counting as Third Party Coal.

         (e)     Third Party Coal

                 Notwithstanding Subsection 1(d) "Matching Coal Quantities and Price" Buyer may purchase up to a total quantity of 31.68 trillion Btus of coal during the period January 1, 1994 through December 31, 1998, from one or more third parties ("Third Party Coal"). If Buyer purchases Third Party Coal as provided in this Subsection 1(e) Seller shall have no right to supply Matching Coal to the extent that Third Party Coal is purchased by Buyer in any calendar year. Each time Buyer places an order for the purchase of Third Party Coal, Buyer shall inform Seller in writing promptly of such purchase, the quantity (in Btus) of Third Party Coal Buyer is purchasing and the calendar year(s) Buyer intends the Third Party Coal to be delivered.

         (f) Calculation of Quantity Obligation where Third Party Coal or Matching Coal is Supplied

                 For purposes of determining the applicable calendar year for the supply of quantities for Third Party Coal and/or Matching Coal, the calendar year in which such Third Party Coal and/or Matching Coal is intended by Buyer to be delivered (as stated in Buyer's notice to Seller under Subsection 1(d)(4) for Matching Coal or Buyer's notice to Seller under Subsection 1(e) for Third Party Coal) shall control."


2. Section 2, "Term of Agreement and Options to Extend", shall be amended in its entirety to read as follows:

        "SECTION 2 - Term of Agreement and Buyer's and Seller's Options

                 (a)      Term

                          This Agreement became effective March 1, 1973 and
shall continue to 11:59 pm, December 31, 2003 unless otherwise extended under Subsection 2(c)."

                 (b)      Buyer's Option

                          Buyer shall have an option to increase the Annual
Base Quantity for all the calendar years during the period January 1, 1999 through December 31, 2003 by the same quantity each calendar year from 50.16 trillion Btus up to a total annual quantity of 100.32 trillion Btus each calendar year by notifying

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                               Page 8
================================================================================


Seller in writing anytime prior to January 1, 1997. If Buyer so notifies Seller then the Annual Base Quantity shall be the annual quantity designated by Buyer which shall be greater than 50.16 trillion Btus and no more than 100.32 trillion Btus each calendar year.

                 (c)      Seller's Option





            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                               Page 9
================================================================================

3. Section 4, "Increase or Decrease in Base Quantity", shall be amended in its entirety to read as follows:

         "SECTION 4 - Requirements Coal Notices

         By October 1 of 1991 and 1992 Buyer shall notify Seller in writing of Buyer's good faith estimate of the quantity of Requirements Coal that Buyer will require during the following year at the Units . Buyer shall notify Seller in writing within five days of the execution of the 1990 Amendment to the Coal Supply Agreement of Buyer's good faith estimate of the quantity of Requirements Coal that Buyer will require during the remainder of 1990 and for 1991. Buyer shall also notify Seller in writing by the beginning of each quarter, January 1, April 1, July 1, October 1, during the years 1991 through 1993 of Buyer's most recent, good faith estimate of the Requirements Coal Buyer will require at the Units during the remainder of that year. The actual quantity of Requirements Coal Buyer is obligated to purchase from Seller and Seller is obligated to sell is defined in Subsection 1(c) and not by Buyer's notice in this Section 4."


4. Section 5, "Delivery Schedules" shall be amended in its entirety to read as follows:

         "SECTION 5 - Delivery Schedules

         Deliveries of coal under this Agreement shall be made and taken each year in approximately equal monthly amounts."

5. The first three sentences of Subsection 7(a) "Source of Coal" shall be amended in their entirety to read as follows:

         "The source of coal to be sold by Seller and purchased by Buyer under the Agreement shall be Seller's Black Thunder Mine ("Seller's Mine") as it presently exists or as it may be expanded to immediately adjacent lands in Campbell County, Wyoming. Seller's Mine, as presently configured, is located within the area shown on Exhibit A. Seller warrants that at all times during the term of the Agreement it will maintain and set aside such quantity of coal reserves located within the area shown on Exhibit A (or immediately adjacent thereto if Seller's mine is expanded) as is required for the full performance of Seller's obligations hereunder (including a quantity sufficient to fulfill Seller's obligation if Buyer's option under Subsection 2(b) is exercised) and that

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 10
================================================================================


it will not sell nor contract to sell to others coal from said reserves in such quantity as to jeopardize Seller's ability to deliver the total quantity of coal required by this Agreement."


6. The second and third paragraphs of Section 8 "Base Price for Coal" shall be deleted and the following substituted in their place:





            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 11
================================================================================




7. Section 9 "Base Price Adjustments" shall be deleted through and including Subsection 9(f) and replaced with the following:

         "SECTION 9 - Adjusted Base Price and Adjusted Requirements Base Price

         The terms "Adjusted Base Price" and "Adjusted Requirements Base Price" as used in this Agreement shall mean, at any time, the price per ton of Annual Base Quantity coal or Requirements Coal, respectively, as most recently determined in accordance with all provisions of Subsections 9(a) through 9(d) and, if applicable, 9(f) and 9(g). Each of the adjustments to the components of the Base Price and Requirements Base Price under Subsections 9(a) through 9(c) and, if applicable, 9(d) and 9(g) shall be calculated separately.

         Each of the adjusted components for the applicable Base Price under Subsections 9(a) through 9(c) shall be added together with (1) any adjustment under Subsection 9(d), plus (2), if applicable, the amount of the Fixed Component under Subsection 9(f), to equal the Adjusted Base Price. Prior to any adjustments under

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 12
================================================================================


Section 6 and Section 10, the Adjusted Base Price during the period June 27, 1990 through December 31, 1993 shall be reduced by the amount of any applicable Price Discount under Subsection 9(g).

         The Adjusted Requirements Base Price shall be the sum of each of the adjusted components for the Requirements Base Price under Subsection 9(a) through 9(c) plus any adjustment under Subsection 9(d).

         Exhibits F-2 and F-3 show the 1990 Base Price and the Requirements Base Price Components and the calculation of the Royalty and Tax Components for each Base Price as of the Base Date.



         (a)     Adjustments to the Base Adjustable Component




            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 13
================================================================================




         (b)     Adjustments to the (Federal and/or State) Royalty Component





            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 14
================================================================================


   (c)      Adjustments to the Tax Component (Excluding Federal Income Taxes)



            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 15
================================================================================




8. Subsection 9(d) "Adjustments to Compensate for Increases or Decreases Caused by Federal, State or Local Regulations"


            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 16
================================================================================



9.       Subsection 9(e) "Buyer's Right of Rejection"



            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


10.      A new Subsection 9(f) "Fixed Component" shall be added to Section 9.



            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



11.      A new Subsection 9(g) "Price Discounts" shall be added to Section 9.



            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                             Page 17
================================================================================




12. A new Subsection 9(h) "Index or Index Publication Changes" shall be added to Section 9.





            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 18
================================================================================




13.      A new Subsection 9(i) "Base Price Redetermination" shall be added to
Section 9.

         "(i)    Base Price Redetermination

                 The Base Price of coal shall be redetermined ("Redetermined Base Price" )as provided in this Subsection 9(i) effective as of January 1, 1994 and January 1, 1999 (each an "Effective Date") and, if the Agreement is extended by Seller under Subsection 2(c), also January 1, 2004 (also an "Effective Date"). In addition, the Base Price of coal may be redetermined ("Additional Base Price Redetermination") at Seller's or Buyer's option, as the case may be, under the provisions of Subsection 9(i)(2)(e), effective July 1, 1996 and July 1, 2001 respectively (each an "Effective Date") and, if the Agreement is extended by Seller under Subsection 2(c), also July 1, 2006 (also an "Effective Date"). If, despite the good faith endeavors of Buyer and Seller, the Redetermined Base Price is not available on the Effective Date, the Base Price as adjusted under this Agreement, will continue until the Redetermined Price is available and at such time a retroactive price adjustment back to the Effective Date will be made.

         (1)     Initial Negotiations to Establish Redetermined Base Price

             During the first two weeks of that month which is nine months prior to each Effective Date, the parties shall cause their representatives to meet during normal business hours at a mutually agreeable location. The parties shall commence negotiations in good faith to attempt to agree upon a Redetermined Base Price to be effective on the Effective Date.

         (2)     Bids to Establish Redetermined Base Price

                 (a)      Request for Bids for Suitable Coal

                          If Buyer and Seller fail to agree upon a Redetermined
Base Price during the negotiations under Subsection 9(i)(1) by a date which is 180 days prior to the Effective Date, then not later than 173 days prior to the Effective Date, Buyer shall prepare and forward a Request for Bids for coal supply to those producers, including Seller, of Suitable Coal, as the term "Suitable Coal" is defined in Subsection 1(d)(1)(A)(ii). Buyer shall not divulge the standards for Low Quality Suitable Coal applicable to the Requests for Bids. The Request for Bids shall require each respondent to supply (1) Suitable Coal on the following offer basis, (2) supply the following quality data, and (3) agree to the following sulfur dioxide restriction (collectively "Bid Requirements"):

                 A.       Offer Basis

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 19
================================================================================


                          1.      Each Bid must be for a minimum quantity of
17.6 trillion Btus.

                          2.      Each Bid must provide for a term of supply of
twelve months commencing on the Effective Date.

                          3.      Each Bid must provide for a fixed price per
ton (except for quality adjustments) at a specified Btu/lb basis FOB loaded in Buyer's railcars at the applicable producer's mine (the "Bid Price").

                 B.       Quality Data

                          All Quality Data shall be supplied on an "as
received" basis unless otherwise stated.

                          1.      Each Bid must include the average percent
moisture, ("Bid Moisture Content"), average percent ash ("Bid Ash Content"), average percent sulfur ("Bid Sulfur Content") and average heat content expressed in Btus per pound ("Bid Btu Content") for all coal shipped from the applicable producer's mine during the last twelve months prior to the date of the Request for Bids;

                          2.      Each Bid must include one ultimate analysis
performed by an independent commercial laboratory for one unit train of coal shipped from the applicable producer's mine during the twelve month period prior to the date of the Bid Due Date [defined in Subsection 9(i)(2)(b)]. Each bid must include an indication from the independent commercial laboratory whether or not the hydrogen content in the ultimate analyses includes the hydrogen content in the moisture. If the hydrogen content in the ultimate analysis includes the hydrogen content in the moisture, then the value for the hydrogen content in the ultimate analysis shall be adjusted to exclude the hydrogen content in the moisture as shown in Exhibit J.

                          3.      Each Bid must include the producer's
representation of the average quality of the coal to be supplied from the producer's mine during the Subsection 9(i)(2)(a)A.2 term of supply for (a) volatile matter (weight percent) (b) fixed carbon (weight percent) (c) hardgrove grindability Index (d) percent alkalies as Na2O- dry coal basis (e) fusion temperatures of ash -oF - (degrees Farenheit) reducing.

                          C.      Sulfur Dioxide Restriction

                          The producer shall not take exception or otherwise
disclaim that the following statements, listed in the Request for Bids by Buyer, will apply to coal to be supplied by the producer to Buyer: "In the event the producer delivers to Buyer a trainload of coal exceeding 1.2 pounds sulfur dioxide per million Btus burned, Buyer shall have the option to reject such coal or pay for all such coal at a price mutually agreed

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 20
================================================================================


to by the producer and Buyer. If Buyer rejects the coal, the producer shall dispose of the coal at its sole cost and expense."

         (b)     Bid Response

                 Each Bid shall be due to Buyer not later than 128 days prior to the Effective Date (the "Bid Due Date") and no Bid received after the Bid Due Date shall be considered. Seller shall have the right but not the obligation to provide a Bid to Buyer. If Seller elects not to provide a Bid to Buyer, Seller shall nonetheless submit the quality data specified in Subsection 9(i)(2)(a)B.1., 2. and 3 by the Bid Due Date to permit the determination of the lower heating value of Black Thunder Coal under Subsection 9(i)(2)(d)(1) and the procedures of Exhibit J.

         The Applicable Quality Information contained in the immediately succeeding paragraph, derived from the sources listed therein, must be used by Buyer to determine whether any Suitable Coal in a Bid is Low Quality Suitable Coal or Unacceptable Coal. Buyer shall determine whether any Suitable Coal in a Bid is Low Quality Suitable Coal or Unacceptable Coal as follows: (1) if any Applicable Quality Information for any Suitable Coal in a Bid falls within the quality characteristic ranges shown in Exhibit K, then that Suitable Coal must be classified as Low Quality Suitable Coal, and the "Low Quality Coal Factor" for the formula shown in Subsection 9(i)(2)(d)(1) shall equal 1.11, (2) if any Applicable Quality Information for any coal in a Bid, exceeds any one or more of the quality characteristic levels in Exhibit L then the coal in that Bid must be classified as Unacceptable Coal and the Bid shall be disqualified from further consideration.

         Applicable Quality Information

         1. The Bid Moisture Content supplied by the producer under 9(i)(2)(a)B.1. above.

         2. The average quality data supplied by the producer under 9(i)(2)(a)B.3.

         3. The weighted average as received heat content (Btus/lb.), the weighted average as received ash content (weight percent) and the weighted average as received sulfur content (weight percent) for all coal shipments reported for the respective producer's mine during the twelve (12) month period ending six (6) months prior to the month of the Bid Due Date as based on data contained in Federal Energy Regulatory Commission data, presently shown in FERC Form 423, (FERC Btu Content, FERC Ash Content, and FERC Sulfur Content, respectively). The FERC data shall be weighted on a tonnage basis. A compilation of such FERC data by a third party may be used by Buyer at Buyer's expense. If Buyer elects to use a third party to

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 21
================================================================================


compile such FERC data, Buyer shall inform Seller of the third party compiling the FERC data at the time Buyer selects the third party.

         (c)     Acceptable Bids.

                 An "Acceptable Bid" shall be a Bid received by Buyer from a producer of Suitable Coal that (1) meets all of the Bid Requirements, (2) is received by Buyer by the Bid Due Date and (3) covers the supply of Suitable Coal which is not Unacceptable Coal.

         (d) Adjusted Bid Price, Half Volume Adjusted Bid Price and Full Volume Adjusted Bid Price

                 (1)





            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 22
================================================================================




         (2) Within 98 days prior to the Effective Date Buyer shall determine and inform Seller of the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price. The Full Volume Adjusted Bid Price shall be the Adjusted Bid Price for the Annual Base Quantity and the Half Volume Adjusted Bid Price shall be the Adjusted Bid Price for one-half of the Annual Base Quantity. In the case of Bids received by Buyer from multiple producers, the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price shall be determined by weighting the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price, as the case may be, by the proportion of the Btus of coal which would be supplied by each producer up to the quantity contained in each producer's Bid. Any of the Acceptable Bids may be used by Buyer in determining the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price. If no Acceptable Bids are received or if Buyer does not receive Acceptable Bids with sufficient quantities of Suitable Coal to equal either the Annual Base Quantity or one-half of the Annual Base Quantity for the year beginning with the Effective Date, then all or, as applicable, the remaining portion of the Full Volume Adjusted Bid Price and/or the Half Volume Adjusted Bid Price, as the case may be, shall be weighted with the remaining proportion of Btus necessary to make up the respective Full Volume Adjusted Bid Price and/or Half Volume Adjusted Bid Price at the Adjusted Base Price of coal in effect under the Agreement as of the Bid Due Date.

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 23
================================================================================


         If Seller fails to request an Independent Party Review under Subsection 9(i)(3) "Independent Party Selection and Review" of the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price provided to Seller by Buyer, then by 77 days prior to the Effective Date, Seller shall inform Buyer whether Seller chooses to supply either the Annual Base Quantity at the Full Volume Adjusted Bid Price or one half of the Annual Base Quantity at the Half Volume Adjusted Bid Price ("Seller's Price Decision"). If Seller elects an Independent Party Review under Subsection 9(i)(3) "Independent Party Selection and Review", then Seller shall inform Buyer of Seller's Price Decision within seven (7) days after Seller receives the report issued by the Independent Party under Subsection 9(i)(3). The Full Volume Adjusted Bid Price or Half Volume Adjusted Bid Price, as applicable, for the quantity selected by Seller shall become the Redetermined Base Price.

         If Seller's Price Decision is based on a Provisional Adjusted Bid Price(s), Buyer shall promptly inform Seller of the recalculated Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price when and if the New Quarter Rate becomes available. However, if Seller's Price Decision was to supply one-half of the Annual Base Quantity at the Half Volume Adjusted Bid Price based on the Provisional Adjusted Bid Price(s), then Buyer shall only inform Seller of the recalculated Half Volume Adjusted Bid Price, which shall become the Redetermined Base Price, and Seller shall not have the right to choose to supply the Annual Base Quantity Coal at the Full Volume Adjusted Bid Price. If Seller's Price Decision was to supply the Annual Base Quantity at the Full Volume Adjusted Bid Price based on Provisional Adjusted Bid Price(s), then within seven (7) days after receiving Buyer's notification of the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price based on the New Quarter Rate or within seven (7) days after receiving the revised report reflecting the use of the New Quarter Rate from the Independent Party under the procedures of Subsection 9(i)(3), if Seller previously elected an Independent Party Review, Seller will inform Buyer of Seller's Price Decision.

         If Seller previously informed Buyer that Seller would supply the Annual Base Quantity at the Full Volume Adjusted Bid Price based on Provisional Adjusted Bid Price(s) and Seller subsequently informs Buyer that Seller will supply one-half of the Annual Base Quantity at the Half Volume Adjusted Bid Price, then Buyer may notify Seller in writing, and on receipt Seller shall be obligated to supply coal at the monthly prorated Annual Base Quantity level at the Full Volume Adjusted Bid Price as previously calculated on the Provisional Adjusted Bid Price(s) for up to three months commencing on the Effective Date in order to permit Buyer to

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 24
================================================================================


secure an alternate supplier for the volume of coal Seller declined to supply. Buyer shall inform Seller in writing of such request within seven (7) days after Seller's Price Decision.

                 (e)      Additional Base Price Redeterminations
                          If during any Redetermination of the Base Price,
Seller elects to supply the Annual Base Quantity at the Full Volume Adjusted Bid Price, then Buyer may request, at Buyer's option, an Additional Base Price Redetermination by notifying Seller at least twelve (12) months prior to the next applicable Effective Date for an Additional Base Price Redetermination. However, the Base Price shall not be redetermined if the Full Volume Adjusted Bid Price determined under such Additional Base Price Redetermination is not more than 10% higher or lower than the Adjusted Base Price in effect as of the Bid Due Date.

         If during any Redetermination of the Base Price, Seller elects to supply one-half of the Annual Base Quantity at the Half Volume Base Price, then Seller may request, at Seller's option, an Additional Base Price Redetermination by notifying Buyer at least twelve (12) months prior to the next applicable Effective Date for an Additional Base Price Redetermination.

         After notification from either Buyer or Seller of a request for an Additional Base Price Redetermination the procedures of Subsection 9(i) and Exhibit J shall be followed to redetermine the Base Price, except as modified by this Subsection 9(i)(2)(e).

         (3)     Independent Party Selection and Review

                 Eleven (11) months prior to each applicable Effective Date, Buyer shall provide Seller with a list of three of the ten (10) largest U.S. accounting firms shown on the most recent revision of Exhibit M. The ten largest U.S. accounting firms shall be determined based on the total billings for each firm for the most recent calendar year in which billing data is available. Exhibit M lists the ten largest U.S. Accounting firms based on 1989 billings. Exhibit M shall be revised by Seller and provided to Buyer by May 15 of each year beginning May 15, 1991. Within seven days after receipt of Buyer's list, Seller shall notify Buyer of the accounting firm Seller has selected from Buyer's list to be the Independent Party to conduct any Independent Party Review under this Subsection 9(i)(3). Buyer and Seller shall then endeavor to contract with the Independent Party by nine (9) months prior to the Effective Date using a contract substantially similar to

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 25
================================================================================


Exhibit P to conduct an Independent Party Review (defined below) which shall be performed in accordance with a scope of work mutually agreed to by Buyer and Seller. However, any Independent Party Review shall not commence until receipt of the Notification (defined below) by the Independent Party from Seller. If Seller and Buyer are unable to agree upon the scope of work by ten (10) months prior to the Effective Date, then the scope of work outlined in Exhibit O shall apply. If, for any reason, the Independent Party is unwilling or unable to contract with Buyer and Seller to perform an Independent Party Review, then, Seller may choose another accounting firm from Buyer's list. If the next accounting firm from Buyer's list is unwilling to perform, then Buyer shall provide Seller with a list of another three accounting firms from Exhibit M and the process shall be repeated until a contract is signed with an Independent Party.

         On or before 91 days prior to the Effective Date Seller may notify Buyer in writing that Seller is electing an Independent Party Review, as defined below. If Seller notifies Buyer of such an election, Seller on behalf of both Seller and Buyer shall at the time of such election also notify the Independent Party to commence to perform the Independent Party Review pursuant to the contract signed between the Independent Party, Buyer and Seller (the "Notification"). If Buyer has elected to use a third party to compile the FERC data under Subsection 9(i)(2)(b), the Notification shall indicate whether the Independent Party shall use a third party selected by Seller to compile the FERC data. The Independent Party's cost of using such a third party shall be borne by Seller. The Notification shall also indicate to the Independent Party whether the Independent Party Review is being performed on Provisional Adjusted Bid Prices, the value of the Adjusted Base Price as of the Bid Due Date and the Annual Base Quantity for the year the Redetermined Base Price is effective. Seller shall concurrently provide Buyer with a copy of the Notification.

         The Independent Party Review shall verify (1) that the Bids that are the basis of the Full Volume and Half Volume Adjusted Bid Prices are Acceptable Bids and (2) that the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price have been correctly determined in accordance with the formula in Subsection 9(i)(2)(d)(1) and the procedures of Exhibit J ("Independent Party Review"). Within seven (7) working days after receipt of Seller's notice that Seller is electing an Independent Party Review, Buyer shall submit copies of the Bids, Buyer's calculations of the Full Volume and Half Volume Adjusted Bid Prices and all supporting data, including all quality data used in such calculations, to the Independent Party to enable the Independent Party to conduct the Independent Party Review. The supporting data provided to the Independent Party by Buyer shall include but not be limited to the number of Acceptable Bids used by Buyer in the

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 26
================================================================================


calculation of the Full Volume and Half Volume Adjusted Bid Prices, the quantities in trillion Btus corresponding to each Acceptable Bid, the values of RCsc and RCbt, whether Buyer used a third party in compiling the FERC data, and whether the Adjusted Base Price under the Agreement, along with the corresponding quantity in trillion Btus, was used in the calculation of such prices. Buyer will notify Seller when the supporting data has been submitted to the Independent Party and of the values of RCsc and RCbt provided to the Independent Party. Upon request by the Independent Party, Buyer shall allow the Independent Party to review the original Bids at Buyer's offices.

         If the Independent Party in its sole judgment is unable to verify that either the Bids are Acceptable Bids or that Buyer's determination of the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price are correct, then the contract with the Independent Party shall provide that (1) the Independent Party notify Buyer and Seller in writing that it was unable to verify and (2) the Independent Party shall obtain such additional information which in its sole judgement is necessary for it to correctly establish the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price in accordance with Subsection 9(i)(2) and Exhibit J. After so notifying both Buyer and Seller, the Independent Party may consult with only Buyer to assist it in obtaining such additional information needed in respect of any Bid but the Independent Party may consult with Seller, Buyer or any third party (except a third party who provided a Bid or any other coal producer or the independent lab for any coal producer) for any other additional information. The contract with the Independent Party shall provide that the Independent Party shall not consult with Seller or Buyer concerning the meaning or intent of this Agreement.

         Buyer and Seller's contract with the Independent Party shall provide that the Independent Party issue a report to Seller and Buyer covering the results of the Independent Party's work by 60 days prior to the Effective Date. The report shall include only whether the Independent Party was able to make the verification in the Independent Review and, if not, the Independent Party's own determination of the Full Volume and/or Half Volume Adjusted Bid Prices in accordance with the formula in Subsection 9(i)(2)(d)(1) and the procedures of Exhibit J. If the Independent Party provides its own determination of the Full Volume and Half Volume Adjusted Bid Price, such determination shall be final (subject to revision if the Independent Party Review was conducted on Provisional Adjusted Bid Prices) and not subject to challenge by either Buyer or Seller. If Seller previously elected an Independent Party Review based on Provisional Adjusted Bid Prices, the contract with the Independent Party shall provide that the Independent Party shall issue a revised report

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 27
================================================================================


reflecting the use of the New Quarter Rate within seven days of receipt of the New Quarter Rate from Buyer. The expense of the Independent Party Review shall be shared equally by Seller and Buyer.

         (4)     Redetermined Base Price Components, Base Date, Base Indexes

                 When any Redetermined Base Price is established, then (1) new values shall be established for the components of the Redetermined Base Price as described below (2) the Base Date shall be changed to the applicable Effective Date for purposes of applying the Base Price adjustment procedures set forth in Subsections 9(a) through 9(d) to the Redetermined Base Price and
(3) the Base Index values for A, B and C shown in Table 1 of Subsection 9(a) shall be changed to the appropriate values as specified in Table 1 of Subsection 9(a) to correspond to the new Base Date.

The values of the Redetermined Base Price components shall be determined as follows:

                 (a) The values of the Royalty and Tax Components covered by Subsections 9(b) and 9(c) shall be calculated upon the Redetermined Base Price, using Seller's good faith estimates of the royalty and tax amounts applicable during the year in which the Redetermined Base Price is effective. When all final values of the Royalty and Tax Components are known, (subject to audit by Buyer under Section 14 and/or governmental authorities) for the year in which the Redetermined Base Price becomes effective, the estimated values shall be replaced with the final values effective as of the Effective Date of the Redetermined Base Price. The value of the Base Adjustable Component shall then be recalculated in (c) below, the value of which shall also be effective as of the Effective Date of the Redetermined Base Price. The Current Adjustable Components calculated during the periods in which estimated values were used shall then be recalculated using the recalculated Base Adjustable Component, as provided in Subsection 9(a). Any amounts due Seller or Buyer after all final values for the Royalty and Tax Components are known, (subject to audit by Buyer under Section 14 and/or governmental authorities) and the Base Adjustable Component is recalculated and adjusted under Subsection 9(a) shall be paid by one party to the other within 15 days of receipt of Seller's invoice or credit showing the revised calculation.

                 (b) The sum of the values of the Royalty and Tax components determined in (a) above, shall be subtracted from the Redetermined Base Price.

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 28
================================================================================



                 (c) The remainder of the Redetermined Base Price shall become the Base Adjustable Component.

         (5)     Limitation on Other Changes

                 Neither Buyer or Seller shall demand or request that any other terms or conditions under this Agreement be altered as part of any redetermination of the Base Price."


14. Section 10 "Adjustments for Btu Value" shall be amended in its entirety to read as follows:

         "SECTION 10 - Adjustments for Btu Value

         The Base Price in effect from June 27, 1990 through December 31, 1993 and the Requirements Base Price per ton of coal are based upon coal having an assumed heating value of 8,800 Btu's per pound, on an "as received" basis at the Point of Delivery. Each time the Base Price is redetermined under Subsection 9(i), and each time a Matching Coal Price is determined under Subsection 1(d)(4) the Redetermined Base Price or the Matching Coal Price, as the case may be, per ton of coal will be based upon coal having an assumed heating value equal to the FERC Btu Content for Black Thunder Coal used to perform the calculation for the Full Volume Adjusted Bid Price and/or Half Volume Bid Price under Subsection 9(i)(2)(d) and Exhibit J or the Matching Coal Bid Price under the calculation procedures of Exhibit N, as the case may be ("Redetermined Heating Value").

         The Adjusted Base Price, the Adjusted Requirements Base Price and the Matching Coal Price, as the case may be, shall each be further adjusted each month in order to compensate for any variations in the assumed heating value of the coal delivered hereunder during that month pursuant to the formula listed below. The following formula shall be applied separately to coal delivered to the Muskogee Units and the Sooner Units.

                 CV = AP + [ C - B x (AP + TC) ]
                                      B

         Where:

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 29
================================================================================


                 CV =     The price adjustment for Btu value of Annual Base
                          Quantity Coal, Requirements Coal, or Matching Coal,
                          as the case may be, delivered to Buyer.
                 AP =     Adjusted Base Price or the Adjusted Requirements Base
                          Price, as the case may be, in dollars per ton
                          computed as provided in Section 9 or the Matching
                          Coal Price, as the case may be.
                 C  =     Monthly weighted average Btu's per pound of Annual
                          Base Quantity Coal, or Requirements Coal, or Matching
                          Coal, as the case may be, on an "as received" basis for coal delivered to the Muskogee Units or the Sooner Units, as the case may be, as determined under
                          Section 12.
                 B =      8,800 Btus per pound during the period June 27, 1990
                          through 1993 beginning with ton number 2,850,001 on train 124BTFGC. After 1993, B shall equal the Redetermined Heating Value for Annual Base Quantity
                          Coal or Matching Coal, as the case may be.
                 TC =     The then current transportation rail rate (exclusive
                          of any additional transportation- related cost) in dollars per ton from Seller's Mine to the Muskogee
                          Units or the Sooner Units, as the case may be.

15.      Subsection 13(a) shall be deleted and replaced by the following:

"On or before the fifth day after the fifteenth and the end of each calendar month, Seller shall invoice Buyer for coal delivered by Seller to Buyer during the preceding semi-monthly period. Buyer shall pay Seller within 15 days after receipt of such invoice the amount of such invoice, subject however to adjustment as provided in Subsection 13(b) below. Such invoice shall show the actual amounts of coal delivered to Buyer, as determined by Section 11 hereof, times the current Adjusted Base Price or the Adjusted Requirements Base Price or the Matching Coal Price, as the case may be, then in effect for Annual Base Quantity Coal or Requirements Coal, or Matching Coal, respectively. Both parties agree that any adjustments to prior invoices of coal affected by this 1990 Amendment shall be invoiced or credited promptly upon execution of this 1990 Amendment and payment shall be due to Seller or credit due to Buyer within 15 days of receipt of invoice.

         During each calendar year of the period January 1, 1991 through December 31, 1993 Seller shall: 1) apply the Adjusted Base Price, to the first
8.36 trillion Btu's of coal delivered each month; and 2) apply the

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 30
================================================================================


Adjusted Requirements Base Price to all quantities of coal delivered each month in excess of 8.36 trillion Btu's, unless Buyer has given notice to Seller under
Section 4 that Buyer estimates it will not purchase any Requirements Coal. However, if Buyer fails for any reason, to take at least 8.36 trillion Btu's of Annual Base Coal Quantity in any month, then the shortfall from that month shall be added to the following month's quantity to be purchased and sold at the Adjusted Base Price then in effect. For 1990 only, Seller shall apply the Adjusted Requirements Base Price to all quantities of coal delivered to Buyer after the Annual Base Quantity for 1990 has been delivered to Buyer.

         Notwithstanding the provisions of the second paragraph of this Subsection 13(a), if, by July 1 of any calendar year during the period January 1, 1991 through December 31, 1993 Buyer has failed for any reason to take delivery of 50.16 trillion Btus of Annual Base Quantity Coal and Requirements Coal has been delivered during such six-month period, then all or part of such Requirements Coal shall be redesignated as Annual Base Quantity Coal until a maximum quantity of 50.16 trillion Btus has been redesignated as Annual Base Quantity Coal for such six- month period. Seller shall retroactively revise the pricing of such redesignated coal to reflect the application to such redesignated coal of the Adjusted Base Price which is in effect at the time of such redesignation. Any coal redesignated shall begin with the first Requirements Coal delivered during the six-month period. Buyer will pay Seller the increased amount due for all such redesignated coal within fifteen (15) days of receipt of Seller's invoice.

         After the end of each calendar year during the period January 1, 1990 through December 31, 1993 if, for any reason, other than Seller's failure to deliver due to Seller's force majeure or Seller's default, Buyer has not taken delivery of the Annual Base Quantity during the previous calendar year, then Seller shall retroactively change the price of all Annual Base Quantity coal purchased in that year (which shall include any Requirements Coal redesignated under the immediately preceding paragraph) from the 1990, 1991, 1992, or 1993 Base Price, as the case may be, as adjusted under Sections 9 and 10, to the Alternative Base Price in effect for the year in which the Annual Base Quantity was not taken, as adjusted under Sections 9 and 10. However, for 1990, the Alternative Base Price will only apply to all coal purchased by Buyer beginning with the first ton of coal delivered after 2,850,000 tons of coal are delivered during 1990. Buyer will pay Seller the increased amount due for all such coal within fifteen (15) days of receipt of Seller's invoice. However, if Buyer has failed to take delivery of the Annual Base Quantity by one unit trainload or less, then the Base

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 31
================================================================================


Price shall not be retroactively changed for that year and the quantity not taken for that year shall be added to the Annual Base Quantity for the following year.

         After the end of each calendar year during the period January 1, 1990 through December 31, 1993, if for any reason, the quantity of Requirements Coal taken by Buyer is different than the quantity of Requirements Coal estimated to be purchased by Buyer under Section 4 then Seller shall retroactively revise the Adjusted Base Price of Annual Base Quantity Coal to either (1) exclude the applicable Price Discounts to the extent Buyer has not taken the corresponding quantity of Requirements Coal or (2) Seller shall apply any additional applicable Price Discounts if Buyer has taken delivery of more than the estimated quantity of Requirements Coal. Any invoices for increased amounts due from Buyer or for credits due Buyer shall be issued by Seller to Buyer by January 15 after the end of each calendar year. Buyer will pay Seller any increased amount due within fifteen (15) days of receipt of Seller's invoice."

16. The fourth sentence of Subsection 15(b) "Force Majeure" beginning with "Any deficiencies..." shall be amended in its entirety to read as follows:

         "Any deficiencies in deliveries of coal under this Agreement which are caused by Force Majeure shall be made up by Seller as soon as practical after determination of the effects of such Force Majeure, except to the extent, if any, (1) that Buyer was required to and did purchase other coal in order to maintain its Units in operation during such period, or cannot reasonably use any part of such deficiencies in the ordinary course of business after such determination; provided, however, that Seller shall not be required to add to or increase the capacity of its mining facilities to make up such deficiencies, or (2) that, if as a result of an event of Force Majeure, a Unit is unable to generate any electricity (Downed Unit) for a continuous period of greater than 30 days, then any deficiency in deliveries of coal so caused which remain at the end of the calendar year in which the Force Majeure event occurred shall not be made up except by mutual consent."


17. Exhibit A "Gillette Area", Exhibit B "ARCO Coal Reserve Area" and Exhibit F "Appendix A-1971 Bituminous Coal Wage Agreement" shall be deleted; the following Exhibits are incorporated: (1) Exhibit A "Black Thunder Mine Reserve Area", (2) Exhibit B "Black Thunder Royalty Provisions", (3) Exhibit F-1 "Base Prices for the Period June 27, 1990 through December 31, 1993", (4) Exhibit F-2, "1990 Base Price

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                              Page 32
================================================================================


Components" (5) Exhibit F-3 "Requirements Base Price Components". (6) Exhibit H "An Illustration of the Application of the Price Discounts" (7) Exhibit I "An Illustration of a Determination of a Current Adjustable Component" (8) Exhibit J "The Determination of the Full Volume Adjusted Bid Price and the Half Volume Adjusted Bid Price" (9) Exhibit K "Low Quality Suitable Coal" (10) Exhibit L "Unacceptable Coal" (11) Exhibit M "Ten Largest U.S. Accounting Firms for 1989"
(12) Exhibit N "Independent Party Scope of Work Matching Coal Price" (13) Exhibit O "Independent Party Scope of Work Full Volume and Half Volume Adjusted Bid Prices" and (14) Exhibit P "Services Agreement".

18. This 1990 Amendment and the Agreement as previously amended contain the entire Agreement between the parties with respect to the subject matter herein and supersedes all previous writings, understandings, representations or agreements with respect thereto.

19. The provisions of Subsections 9(b) and 9(c) shall survive termination or expiration of this Agreement for a period of two years.

20. Calculations performed under this Agreement shall be performed to the same decimal place as shown in the examples or illustrations shown in the Agreement. If no example or illustration is shown or unless otherwise specified, calculations shall be rounded to the fourth decimal place (0.0000). Upward rounding shall occur when the digit in the next decimal place is 5 or above. Downward rounding shall occur when the digit in the next decimal place is 4 or below.

21.      Nondisclosure

         Buyer and Seller agree that the following ("Confidential Information") shall be kept confidential and not disclosed to third parties:

         1. The following provisions of this 1990 Amendment: Sections 2(c), 8, 9(a), through 9(h), the Exhibits F-1, F-2, F-3, H, I, J, K, and Exhibit N except Appendix 2 and Exhibit O except Appendix 2;

         2. The formula contained in Section 9(i)(2)(d)(1) and the data to be used therein except for the rail rates.

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                             Page 33
================================================================================



         3.

            [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ACCORDINGLY, THIS SECTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


         Disclosure of the Confidential Information may be made to the parent company, employees, directors, officers and agents of either party subject to the above confidentiality restriction.

         Except as limited by the foregoing, nothing in this Section 21 shall prevent Buyer from discussing any portion of this 1990 Amendment with third parties; nothing in the foregoing shall prevent disclosure of Exhibits N and O to the firms listed on Exhibit M.

         If disclosure of Confidential Information is required by law or by regulation or orders of any administrative or judicial body having jurisdiction over Buyer or Seller, as the case may be, or as required for evidentiary purposes in any legal proceeding, the same may be disclosed provided notice thereof is given by one party to the other in advance of any required disclosure to give the other time to oppose such disclosure. The obligations of confidentiality and nondisclosure contained herein shall not apply to this 1990 Amendment or the contents of this 1990 Amendment which through no fault of either party becomes part of the public knowledge. Buyer and Seller's obligation of nondisclosure shall terminate on December 31, 2008 unless this Agreement is earlier terminated in which case such obligation shall terminate upon the expiration of this Agreement.


Buyer and Seller further agree that, as amended by this 1990 Amendment, the Agreement shall remain in full force and effect.

Oklahoma Gas & Electric Company
1990 Amendment to the Coal Supply Agreement                             Page 34
================================================================================


Buyer and Seller have caused this 1990 Amendment to the Agreement to be executed, each by its authorized representative.

                                           THUNDER BASIN COAL COMPANY


                                           By___________________________

                                           Its__________________________

                                           Date:________________________

Attest:______________________________




                                           OKLAHOMA GAS & ELECTRIC COMPANY


                                           By___________________________

                                           Its__________________________

                                           Date:________________________

Attest:______________________________